JPMorgan Funds - Pacholder High Yield Fund, Inc.
Rule 10f-3 Transactions
For the period from July 1, 2016 to December 31, 2016

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund Pacholder High Yield Fund, Inc.
Trade Date 7/13/2016
Issuer Valvoline Inc (ASH 5.50% July 15, 2024 144A)
CUSIP/ Sedol 920479AA0
Bonds 30,000
Offering Price $100.00
Spread 1.25%
Cost $30,000
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 2.49%
Syndicate BAML,CITI,DB,GS,JPM,MS,SCOTIA
Fund Pacholder High Yield Fund, Inc.
Trade Date 7/19/2016
Issuer NRG Energy Inc (NRG 6.625% Junuary 15, 2027 144A)
CUSIP/ Sedol 629377CB6
Bonds 244,000
Offering Price $100.00
Spread 1.25%
Cost $244,000
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 5.12%
Syndicate BARCS,BNPPAR,CITI,COBA,CS,DB,ING,JPM,MS,MUFG,NATIX,SMFGRP
Fund Pacholder High Yield Fund, Inc.
Trade Date 7/25/2016
Issuer Post Holdings Inc (POST 5.00% August 15, 2026 144A)
CUSIP/ Sedol 737446AK0
Bonds 250,000
Offering Price $100.00
Spread 1.00%
Cost $250,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering* 2.13%
Syndicate BAML, Barclays, Credit Suisse, Goldman, BMO, Deutsche Bank, JPM, MS, Nomura, Rabobank, SunTrust, UBS, Wells
Fund Pacholder High Yield Fund, Inc.
Trade Date 7/26/2016
Issuer PulteGroup Inc (PHM 5.00% January 15, 2027)
CUSIP/ Sedol 745867AX9
Bonds 89,000
Offering Price $100.00
Spread 0.65%
Cost $89,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 2.19%
Syndicate BAML,BB&T,CITI,JPM,SUN,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 8/1/2016
Issuer SBA Communications Corporation (SBAC 4.875% September 1, 2024 144A)
CUSIP/ Sedol 78388JAU0
Bonds 15,000
Offering Price $99.18
Spread 1.00%
Cost $14,877
Dealer Executing Trade Deutsche Bank Securities
% of Offering* 3.53%
Syndicate BARCS,CITI,DB,JPM,MIZUHO,TDSECS,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 8/8/16
Issuer HCA Inc. (HCA 4.50% February 15, 2027)
CUSIP/ Sedol 404119BU2
Bonds 155000
Offering Price $100.00
Spread 1.00%
Cost $155,000
Dealer Executing Trade BofA Merrill Lych
% of Offering* 2.13%
Syndicate BAML,BARCS,CITI,CS,DB,GS,JPM,MS,RBCCM,SUN,UBS,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 8/8/16
Issuer Hilton Escrow Issuer LLC and Hilton Escrow Issuer Corp. (HLTN 4.25% September 1, 2024 144A)
CUSIP/ Sedol 432836AA2
Bonds 170,000
Offering Price $100.00
Spread 1.75%
Cost $170,000
Dealer Executing Trade BofA Merrill Lych
% of Offering* 3.85%
Syndicate BAML, Deutsche Bank, GS, JPM, MS, Wells, Barclays, Blackstone, Caisse National de Credit Agricole, Citicorp, Credit Suisse, HSBC, Mizuho, MUFG, RBC, RBS, SMBC, Standard Chartered, US Bancorp
Fund Pacholder High Yield Fund, Inc.
Trade Date 8/15/16
Issuer Boise Cascade Company (BCC 5.625% September 1, 2024 144A)
CUSIP/ Sedol 09739DAC4
Bonds 68,000
Offering Price $100.00
Spread 1.38%
Cost $68,000
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering* 5.10%
Syndicate BAML,GS,JPM,USB,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 8/15/16
Issuer NRG Yield Operating LLC (NYLD 5.00% September 15, 2026 144A)
CUSIP/ Sedol 62943WAC3
Bonds 100,000
Offering Price $100.00
Spread 1.25%
Cost $100,000
Dealer Executing Trade RBC Capital Markets LLC
% of Offering* 3.98%
Syndicate BARCS,CITI,CS,GS,JPM,MUFG,RBCCM
Fund Pacholder High Yield Fund, Inc.
Trade Date 8/15/16
Issuer Novelis Corporation (HNDLIN 6.25% August 15, 2024 144A)
CUSIP/ Sedol 670001AA4
Bonds 125,000
Offering Price $100.00
Spread 1.50%
Cost $125,000
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 2.74%
Syndicate BAML,BARCS,CITI,CS,DB,JPM,MS,STAN,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 8/15/16
Issuer Sinclair Television Group Inc. (SBGI 5.125% February 15, 2027 144A)
CUSIP/ Sedol 829259AW0
Bonds 95,000
Offering Price $100.00
Spread 1.38%
Cost $95,000
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering* 6.70%
Syndicate BAML,DB,JPM,MUFG,RBCCM,SUN,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 8/16/16
Issuer MGM Resorts International (MGM 4.625% September 1, 2026)
CUSIP/ Sedol 552953CD1
Bonds 161,000
Offering Price $100.00
Spread 1.25%
Cost $161,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering* 5.18%
Syndicate BAML,BARCS,BNPP,CACIB,CITI,DB,FIFTHI,JPM,MS,RBS,SCOTIA,SMFGRP,SUN
Fund Pacholder High Yield Fund, Inc.
Trade Date 09/07/16
Issuer Novelis Corporation (HNDLIN 5.875% September 30, 2026 144A)
CUSIP/ Sedol 670001AC0
Bonds 210,000
Offering Price $100.00
Spread 1.50%
Cost $210,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering* 3.36%
Syndicate BAML,BARCS,CITI,DB,HSBCL,JPM,MS,STAN
Fund Pacholder High Yield Fund, Inc.
Trade Date 09/09/16
Issuer CSC Holdings LLC (CVC 5.50% April 15, 2027 144A)
CUSIP/ Sedol 126307AQ0
Bonds 360,000
Offering Price $100.00
Spread 0.29%
Cost $360,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering* 2.14%
Syndicate BARCS,BNPP,CACIB,DB,JPM,RBCCM,SCOTIA,SG,TDSECS
Fund Pacholder High Yield Fund, Inc.
Trade Date 09/14/16
Issuer IMS Health Inc (RX 5.00% Occtober 15, 2026 144A)
CUSIP/ Sedol 449934AD0
Bonds 200,000
Offering Price $100.00
Spread 0.88%
Cost $200,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 5.98%
Syndicate BAML,BARCS,GS,HSBCL,JPM,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 09/15/16
Issuer Callon Petroleum Company (CPE 6.125% October 1, 2024 144A)
CUSIP/ Sedol 13123XAR3
Bonds 19,000
Offering Price $100.00
Spread 2.18%
Cost $19,000
Dealer Executing Trade Credit Suisse Securities
% of Offering* 1.21%
Syndicate CAPFIN,CITI,CS,JPM,RBCCM
Fund Pacholder High Yield Fund, Inc.
Trade Date 09/15/16
Issuer Inmarsat Finance PLC (ISATLN 6.50% October 1, 2024 144A)
CUSIP/ Sedol 45763PAF3
Bonds 200,000
Offering Price $100.00
Spread 0.60%
Cost $200,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 4.77%
Syndicate BAML,BARCS,CACIB,CS,DNBK,HSBCL,ING,JPM,MIZUHO,RBCCM,RBS,SANT,SMFGRP
Fund Pacholder High Yield Fund, Inc.
Trade Date 09/16/16
Issuer Ziggo Secured Finance BV (ZIGGO 5.50% January 15, 2027 144A)
CUSIP/ Sedol 98954NAA7
Bonds 255,000
Offering Price $100.00
Spread 0.75%
Cost $255,000
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering* 2.71%
Syndicate ABN,BAML,BARCS,BNPP,CACIB,CS,DB,GS,HSBCL,ING,JPM,MEDBCA,NOMURA,RABO,SCOTIA
Fund Pacholder High Yield Fund, Inc.
Trade Date 09/22/16
Issuer Alcoa Nederland Holding (AA 6.75% September 30, 2024 144A)
CUSIP/ Sedol 013822AA9
Bonds 200,000
Offering Price $100.00
Spread 1.75%
Cost $200,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering* 4.27%
Syndicate ABN,BAML,BBVA,BNPP,BRADSC,CITI,CS,DB,GS,JPM,MS,MUFG,SMFGRP,SUN
Fund Pacholder High Yield Fund, Inc.
Trade Date 09/22/16
Issuer Targa Resources Partners (NGLS 5.125% February 1, 2025 144A)
CUSIP/ Sedol 87612BAZ5
Bonds 190,000
Offering Price $100.00
Spread 0.75%
Cost $190,000
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering* 8.52%
Syndicate BARCS, BBVA SEC, CITI, PNC, RBC CAP, WELLS, BNP PARIBAS, CITIZENS CAP, MUFG, SCOTIA CAP, SMBC NIKKO, SUNTRUST, TD SEC
Fund Pacholder High Yield Fund, Inc.
Trade Date 09/22/16
Issuer Targa Resources Partners (NGLS 5.375% February 1, 2027 144A)
CUSIP/ Sedol 87612BBC5
Bonds 65,000
Offering Price $100.00
Spread 0.75%
Cost $65,000
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering* 2.20%
Syndicate BAML,CAPFIN,DB,GS,JPM,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 09/23/16
Issuer AMN HealthCare Inc (AHS 5.125% October 1, 2024 144A)
CUSIP/ Sedol 00175PAA1
Bonds 88,000
Offering Price $100.00
Spread 1.25%
Cost $88,000
Dealer Executing Trade SunTrust Bank
% of Offering* 5.80%
Syndicate BAML,JPM,SUN
Fund Pacholder High Yield Fund, Inc.
Trade Date 09/29/16
Issuer Crescent Communities LLC (CRERES 8.875% October 15, 2021 144A)
CUSIP/ Sedol 22572LAA3
Bonds 32,000
Offering Price $100.00
Spread 1.63%
Cost $32,000
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering* 1.18%
Syndicate CS,JPM,RBCCM
Fund Pacholder High Yield Fund, Inc.
Trade Date 09/30/16
Issuer Cortes NP Acquisition Corporation (CORTNP 8.00% September 20, 2024 144A)
CUSIP/ Sedol 220517AA4
Bonds 340,000
Offering Price $100.00
Spread 2.25%
Cost $340,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 5.68%
Syndicate BAML,BMO,CITI,CS,DB,GS,HSBCL,JPM,MS
Fund Pacholder High Yield Fund, Inc.
Trade Date 10/05/16
Issuer Dynegy Inc. (DYN 8.00% January 15, 2025 144A)
CUSIP/ Sedol 26817RAS7
Bonds 110,000
Offering Price $100.00
Spread 1.25%
Cost $110,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering* 4.53%
Syndicate BAML,BARCS,CS,DB,GS,JPM,MS,MUFG,RBCCM,UBS
Fund Pacholder High Yield Fund, Inc.
Trade Date 10/20/16
Issuer Sprint Spectrum/SPEC I (SPRNTS 3.36% September 20, 2021 144A)
CUSIP/ Sedol 85208NAA8
Bonds 200,000
Offering Price $100.00
Spread 1.00%
Cost $199,997
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 2.69%
Syndicate GS,JPM,MIZUHO
Fund Pacholder High Yield Fund, Inc.
Trade Date 10/24/16
Issuer Alliance Data Systems Corporation (ADS 5.875% November 1, 2021 144A)
CUSIP/ Sedol 018581AJ7
Bonds 65,000
Offering Price $100.00
Spread 2.00%
Cost $65,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 3.33%
Syndicate BAML,CITI,DB,JPM,MIZUHO,MUFG,RBCCM,STAN,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 10/24/16
Issuer United Rentals North America (URI 5.5% May 15, 2027)
CUSIP/ Sedol 911365BF0
Bonds 140,000
Offering Price $100.00
Spread 1.25%
Cost $140,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering* 5.44%
Syndicate BAML,BARCS,BMO,CITI,DB,JPM,MS,MUFG,PNCFIN,SCOTIA,SUN,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 10/26/16
Issuer Live Nation Entertainment, Inc. (LYV 4.875% November 1, 2024 144A)
CUSIP/ Sedol 538034AK5
Bonds 45,000
Offering Price $100.00
Spread 1.00%
Cost $45,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 2.24%
Syndicate BAML,GS,HSBCL,JPM,MIZUHO,MS,SCOTIA,SUN,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 10/27/16
Issuer Cooper-Standard Automotive Inc. (CPS 5.625% November 15, 2026 144A)
CUSIP/ Sedol 216762AF1
Bonds 95,000
Offering Price $100.00
Spread 1.50%
Cost $95,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 9.08%
Syndicate BAML,BARCS,DB,GS,JPM
Fund Pacholder High Yield Fund, Inc.
Trade Date 11/01/16
Issuer Lamb Weston Holdings Inc. (LW 4.625% November 1, 2024 144A)
CUSIP/ Sedol 513272AA2
Bonds 94,000
Offering Price $100.00
Spread 1.40%
Cost $94,000
Dealer Executing Trade 833,000,000
% of Offering* 2.82%
Syndicate CITI, JPM, MS, PNC
Fund Pacholder High Yield Fund, Inc.
Trade Date 11/01/16
Issuer Lamb Weston Holdings Inc. (LW 4.875% November 1, 2026 144A)
CUSIP/ Sedol 513272AB0
Bonds 94,000
Offering Price $100.00
Spread 1.40%
Cost $94,000
Dealer Executing Trade 833,000,000
% of Offering* 2.22%
Syndicate CITI, JPM, MS, PNC
Fund Pacholder High Yield Fund, Inc.
Trade Date 11/03/16
Issuer The Servicemaster Company LLC (SERV 5.125% November 15, 2024 144A)
CUSIP/ Sedol 817610AA6
Bonds 126,000
Offering Price $100.00
Spread 1.50%
Cost $126,000
Dealer Executing Trade 750,000,000
% of Offering* 2.53%
Syndicate CITI, JPM, MS, PNC
Fund Pacholder High Yield Fund, Inc.
Trade Date 11/16/16
Issuer Bombardier Inc (BBDBCN 8.75% December 1, 2021 144A)
CUSIP/ Sedol 097751BP5
Bonds 140,000
Offering Price $99.00
Spread 1.50%
Cost $138,601
Dealer Executing Trade 1,400,000,000
% of Offering* 1.63%
Syndicate CITI, JPM, MS, PNC
Fund Pacholder High Yield Fund, Inc.
Trade Date 11/17/16
Issuer EP Energy LLC and Everest Acquisition Finance Inc. (EPENEG 8.00% November 29, 2024 144A)
CUSIP/ Sedol 268787AE8
Bonds 48,000
Offering Price $100.00
Spread 1.50%
Cost $48,000
Dealer Executing Trade 500,000,000
% of Offering* 6.02%
Syndicate CITI, JPM, MS, PNC
Fund Pacholder High Yield Fund, Inc.
Trade Date 11/18/16
Issuer Hilton Grand Vacations Borrower LLC/Inc. (HGVLLC 6.125% December 1, 2024 144A)
CUSIP/ Sedol 43283QAA8
Bonds 60,000
Offering Price $100.00
Spread 1.75%
Cost $60,000
Dealer Executing Trade 300,000,000
% of Offering* 5.97%
Syndicate CITI, JPM, MS, PNC
Fund Pacholder High Yield Fund, Inc.
Trade Date 11/29/16
Issuer Steel Dynamics Inc (STLD 5.00% December 15, 202 144A)
CUSIP/ Sedol 858119BE9
Bonds 70,000
Offering Price $100.00
Spread 1.25%
Cost $70,000
Dealer Executing Trade 400,000,000
% of Offering* 2.91%
Syndicate CITI, JPM, MS, PNC
Fund Pacholder High Yield Fund, Inc.
Trade Date 12/05/16
Issuer NCL Corporation Ltd (NCLH 4.75% December 15, 2021 144A)
CUSIP/ Sedol 62886HAN1
Bonds 242,000
Offering Price $100.00
Spread 1.00%
Cost $242,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering* 6.20%
Syndicate BARCS,CACIB,CITI,JPM,UBS
Fund Pacholder High Yield Fund, Inc.
Trade Date 12/06/16
Issuer Chesapeake Energy Corporation (CHK 8.00% January 15, 2025 144A)
CUSIP/ Sedol 165167CT2
Bonds 82,000
Offering Price $98.52
Spread 1.00%
Cost $80,788
Dealer Executing Trade Deutsche Bank Securities
% of Offering* 5.78%
Syndicate CITI, DB, ML, WELLS, BARC, BBVA, BNP PAR, CREDIT AG SEC, DNB NOR, GS, JPM, MIZUHO, MS, MUFG SEC, NATIXIS, SCOTIA CAP
Fund Pacholder High Yield Fund, Inc.
Trade Date 12/07/16
Issuer Antero Resources Corporation (AR 5.00% March 1, 2025 144A_
CUSIP/ Sedol 03674XAG1
Bonds 84,000
Offering Price $100.00
Spread 0.98%
Cost $84,000
Dealer Executing Trade Citigroup Global Markets
% of Offering* 2.18%
Syndicate CITI,JPM
Fund Pacholder High Yield Fund, Inc.
Trade Date 12/12/16
Issuer Communications Sales & Leasing Inc. and CSL Capital LLC (7.125% December 15, 2024 144A)
CUSIP/ Sedol 20341WAE5
Bonds 80,000
Offering Price $100.00
Spread 1.25%
Cost $80,000
Dealer Executing Trade Citigroup Global Markets
% of Offering* 5.02%
Syndicate BAML,BARCS,CITI,CS,GS,JPM,MS,RBCCM,SUN,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 12/12/2016
Issuer RSP Permian, Inc. (RSPP 5.25% January 15, 2025 144A)
CUSIP/ Sedol 74978QAD7
Bonds 70,000
Offering Price $100.00
Spread 1.00%
Cost $70,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering* 5.40%
Syndicate ABN,BAML,BARCS,BB&T,BBVA,BMO,BOKF,CAPFIN,CIBC,CITI,COMER,FIFTHI,GS,ING,JPM,KEYBCM,PNCFIN,RBCCM,SCOTIA,TDSECS,USB
Fund Pacholder High Yield Fund, Inc.
Trade Date 12/12/2016
Issuer Scotts Miracle-Gro Company (SMG 5.25% December 15, 2026 144A)
CUSIP/ Sedol 810186AN6
Bonds 73,000
Offering Price $100.00
Spread 1.25%
Cost $73,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 9.77%
Syndicate JPM, ML, WELLS, BB&T, BBVA, CITIZENS, FIFTH THIRD, MIZUHO, RABO SEC, SCOTIA CAP, SMBC NIKKO, TD SEC, US BANCORP
Fund Pacholder High Yield Fund, Inc.
Trade Date 12/13/2016
Issuer Amerigas Partners LP and AmeriGas Finance Corp. (APU 5.50% May 20, 2025)
CUSIP/ Sedol 030981AK0
Bonds 106,000
Offering Price $100.00
Spread 1.25%
Cost $106,000
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering* 6.00%
Syndicate BB&T,BNYM,JPM,SANT,TDSECS,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 12/14/2016
Issuer Noble Holdings International Limited (7.75% January 15, 2024)
CUSIP/ Sedol 65504LAP2
Bonds 90,000
Offering Price $98.01
Spread 1.00%
Cost $88,209
Dealer Executing Trade Credit Suisse Securities LLC
% of Offering* 1.51%
Syndicate BARCS,CITI,CS,DNBK,HSBCL,JPM,SMFGRP,STAN,SUN,WFC
Fund Pacholder High Yield Fund, Inc.
Trade Date 12/15/2016
Issuer Tesoro Corporation (TSO 4.75% December 15, 2023 144A)
CUSIP/ Sedol 881609BB6
Bonds 121,000
Offering Price $100.00
Spread 1.00%
Cost $121,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 2.50%
Syndicate GS,JPM,MIZUHO,MUFG,SUN,UBS,WFC